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                                                                   Exhibit 99(b)

                            UNITED STATES OF AMERICA
                                     BEFORE
              THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
                                WASHINGTON, D.C.

                    OHIO DIVISION OF FINANCIAL INSTITUTIONS
                                 COLUMBUS, OHIO


--------------------------------)
Written Agreement by and among  )
                                )
RURBAN FINANCIAL CORP.          )
Defiance, Ohio                  )
                                )
THE STATE BANK AND TRUST        )
  COMPANY                       )
Defiance, Ohio                  ) Docket Nos. 02-015-WA/RB-HC
                                )             02-015-WA/RB-SM
FEDERAL RESERVE BANK            )
  OF CLEVELAND                  )
Cleveland, Ohio                 )
                                )
and                             )
                                )
OHIO DIVISION OF                )
  FINANCIAL INSTITUTIONS        )
Columbus, Ohio                  )
--------------------------------)


     WHEREAS, in recognition of their common goal to restore and maintain the financial soundness of Rurban Financial Corp., Defiance, Ohio ("Rurban"), a registered bank holding company, and its subsidiary bank. The State Bank and Trust Company. Defiance, Ohio (the "Bank"), a state chartered bank that is a member of the Federal Reserve System, Rurban, the Bank, the Federal Reserve Bank of Cleveland (the "Reserve Bank"), and the Ohio Division of Financial Institutions (The "Division") have mutually agreed to enter into this Written Agreement (the "Agreement"); and
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     WHEREAS, on ________________, 2002 the boards of directors of Rurban and the Bank, at duly constituted meetings, adopted resolutions authorizing and directing Steven D. VanDemark, chairman of the boards of directors of Rurban and the Bank, to enter into this Agreement on behalf of Rurban and the Bank, respectively, and consenting to compliance by Rurban and the Bank, their institution-affiliated parties, as defined in sections 3(u) and 8(b)(3) of the Federal Deposit Insurance Act, as amended (the "FDI Act")(12 U.S.C. 1813(u) and 1818(b)(3)), and the Bank's regulated persons, as defined in Ohio Revised Code section 1121.01(A), with each and every provision of this Agreement.

     NOW, THEREFORE, Rurban, the Bank, the Reserve Bank, and the Division agree as follows:

MANAGEMENT REVIEW

     1. (a) Within 10 days of this Agreement, the boards of directors of Rurban and the Bank shall jointly retain an independent consultant acceptable to the Reserve Bank and the Division to conduct a review of all managerial and operational functions of Rurban and the Bank (the "Review") and to prepare a written report of findings and recommendations (the "Consultant's Report") to the respective boards of directors. The terms of the contract with the consultant shall require that the Review be completed within 45 days of the retention of the independent consultant and that the Consultant's report be submitted to the boards of directors of Rurban and the Bank within 10 days of the completion of the Review. The Review shall, at a minimum, address, consider, and include:



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              (i)    The identification of the type and number of officer
                     positions needed to manage and properly supervise the affairs of Rurban and the Bank;

              (ii) the identification and establishment of Rurban's and the Bank's boards of directors' committees that are needed to provide guidance and oversight to Bank management;

              (iii) an evaluation of each Rurban and Bank officer to determine whether the individual possesses the ability, experience, and other qualifications required to competently perform present and anticipated duties, including the ability to provide appropriate oversight of the lending function, to adhere to established policies and procedures of Rurban and the Bank, to restore and maintain Rurban and the Bank to a safe and sound condition, and to comply with the requirements of this Agreement; and

              (iv) a plan to recruit, hire, or appoint additional or replacement personnel with the requisite ability, experience, and other qualifications required to competently perform their assigned duties.

       (b) The primary purpose of the Review shall be to aid in the development of a management structure suitable to Rurban's and the Bank's needs that is adequately staffed by qualified and trained personnel. At a minimum, the qualifications of management shall be determined by its ability to: (i) restore and maintain all aspect of Rurban the Bank to a safe and sound condition, and
(ii) comply with the requirements of this Agreement and all applicable


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laws and regulations. Rurban and the Bank shall forward a copy of the
Consultant's Report to the Reserve Bank and the Division within 5 days of its receipt.

          (c) Within 30 days of Rurban's and the Bank's receipt of the Consultant's Report, Rurban and the Bank shall submit a written management plan (the "Management Plan") to the Reserve Bank and the Division that fully addresses the findings and recommendations in the Consultant's Report and describes the specific actions that the boards of directors propose to take in order to strengthen Rurban's and the Bank's management and to improve the boards of directors' supervision over Rurban's and the Bank's officers.

          (d) The Management Plan shall also provide for orderly management succession, and, at a minimum, shall identify the individual(s) at Rurban and the Bank who are considered to have the potential for advancement or promotion, the area(s) in which such individual(s) may assume new duties or responsibilities or the position(s) to which they may be promoted, and the training to be provided such individual(s) to ensure adequate successor management.

BOARD OVERSIGHT

     2. Within 60 days of this Agreement, the board of directors of Rurban and the Bank shall submit to the Reserve Bank and the Division a joint written plan to strengthen board oversight of the management and operations of the Bank. The plan shall, at a minimum, address, consider, and include:

           (a) The actions that the boards of directors will take to improve Rurban's and the Bank's condition and maintain effective control over and supervision



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of the organization's senior management and major operations and activities, including, at a minimum:

               (i) The credit risk management program, including loan underwriting, documentation, grading, and administration;

               (ii) operational risk, including an independent and effective audit function;

               (iii) internal control systems and recordkeeping procedures:

               (iv) training programs for the boards of directors, management, and staff;

               (v)   profitability and the budget process; and

               (vi)  compliance programs;

           (b) the responsibility of the boards of directors to monitor management's adherence to approved policies and procedures, and applicable laws and regulations;

           (c) a description of the detailed information to be included in the periodic reports that will be reviewed by the boards of directors in their oversight of the operations and management of the organization, including information sufficient to assess management's compliance with applicable written plans, policies, procedures, and programs; and

           (d) the deficiencies related to the boards of directors' oversight of management noted in the report of the examination of Rurban and the Bank conducted by the Reserve Bank and the Division, dated March 11, 2002 (the "Report of Examination").


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LOAN POLICIES AND PROCEDURES

     3. Within 60 days of this Agreement, the Bank shall submit to the Reserve Bank and the Division acceptable written loan policies and procedures that address the deficiencies noted in the Report of Examination. The policies and procedures shall,at a minimum, address, consider, and include:

           (a)   Underwriting standards that:

                 (i) require borrowers to document a clear source of repayment and ability to service their debt;

                 (ii) emphasize the importance of cash flow analysis rather than collateral-based lending and ensure that financial statements, tax returns, and other financial data indicating the borrower's capacity to repay the loan are sufficiently current;

                 (iii) accurately reflect the Bank's current loan products and market strategies;

           (b) procedures for renewing, extending, or modifying existing loans, including documentation of the bases for each renewal, extension or modification, and limitations on capitalizing interest;

           (c)   standards for lease financing;

           (d) a description of the Bank's market area and limitations on out-of-territory lending;

           (e) guidelines for extending and documenting credit to Rurban's and the Bank's institution-affiliated parties and regulated persons, their related interests and immediate family members, and to affiliates of the Bank to





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                  ensure compliance with Regulation O of the Board of Governors
                  (12 C.F.R. Part 215) and sections 23A and 23B of the Federal Reserve Act (12 U.S.C. 371c and 371c-1), and sections 1109.23,1109.54, and 1109.55 of the Ohio Revised Code and
                  section 1301:1-3-04 of the Ohio Administrative Code;

         (f) guidelines for real estate appraisals that are consistent with the requirements of Subpart G of Regulation Y of the Board of Governors (12 C.F.R. Part 225, Subpart G), made applicable to state member banks by section 208.50 of Regulation H of the Board of Governors (12 C.F.R. 208.50) and the Board of Governors' Guidelines for Real Estate Appraisal Policies and Review Procedures; and

         (g) controls to ensure uniform adherence to all loan policies and procedures.

LOAN DOCUMENTATION

         4. Within 60 days of this Agreement, the Bank shall take all steps necessary to correct all documentation and credit information deficiencies and loan policy exceptions listed in the Report of Examination, including obtaining accurate and current financial statements and appraisals. During the term of this Agreement, the Bank shall maintain current and complete documentation on all loans consistent with its approved loan policies. In all cases where the Bank is unable to obtain needed documentation or credit information, it shall document the actions taken to secure the information, the reason the information could not be obtained, and shall maintain such documentation in the appropriate file for subsequent supervisory review.

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ACCRUAL PROCEDURES

         5. (a) The Bank shall immediately take all steps necessary, consistent with generally accepted accounting principles, to reverse any previously accrued and uncollected interest on any loans that have been placed in non-accrual status, as provided in the Instructions for the Preparation of Reports of Condition and Income.

         (b) The Bank shall not accrue interest on any asset that is or becomes 90 days or more past due as to principal or interest, unless such asset is "well-secured" and "in the process of collection" as those terms are used in the Instructions for the Preparation of Reports of Condition and Income.

         (c) The Bank shall ensure timely recognition of losses on repossessed assets, in accordance with the Instructions for the Preparation of Reports of Condition and Income.

LOAN REVIEW

         6. Within 60 days of this Agreement, the Bank shall submit to the Reserve Bank and the Division an acceptable written loan review program. This program shall be designed to identify, categorize, and monitor problem credits and to assess the overall quality of the Bank's loan portfolio, and shall, at a minimum, address, consider, and include:

         (a) The timely identification and classification of problem credits;

         (b) for each loan identified as a watch list loan, a written statement, maintained in the credit file, describing the reasons why such loan merits special attention and a proposed asset improvement plan;

         (c)      the development of an adequate internal loan review report;
                  and



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         (d)      periodic reporting by the loan review officer to the board of directors of the status of the loan reviews and the action(s) taken by management to improve the Bank's position on each loan adversely graded.

ASSET IMPROVEMENT

         7. (a) Within 60 days of this Agreement, the Bank shall submit to the Reserve Bank and the Division an acceptable written plan designed to improve the Bank's position through repayment, amortization, liquidation, additional collateral or other means on each loan or other asset in excess of $250,000 that was past due as to principal or interest more than 90 days as of the date of this Agreement, is on the Bank's watch list, or that was adversely classified or listed as special mention in the Report of Examination.

             (b) Within 30 days of the date that any additional loan or other asset in excess of $250,000 becomes past due as to principal and interest for more than 90 days, is adversely classified internally by the Bank, or is adversely classified or listed for special mention in any subsequent report of examination or visitation of the Bank, the Bank shall submit to the Reserve Bank and the Division an acceptable written plan to improve the Bank's position on such loan or asset.

             (c) The plan for each loan or other asset shall be formally approved by the Bank's loan committee and shall, at a minimum, include:

                  (i) The current status of the loan or other asset, including book and nonbook carrying value, and the nature and value of supporting collateral;



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                  (ii)     proposed actions to improve, reduce, or eliminate the
                           loan or other asset, time frames for such actions and projected balance owing and value of any anticipated additional collateral; and

                  (iii) where appropriate, the borrower's acknowledgement of and response to the plan.

         (d) Within 30 days of the end of the next calendar quarter following the due date for submission of the initial asset improvement plans, and within 30 days of the end of each calendar quarter thereafter, the Bank shall submit a written progress report to the Reserve Bank and the Division to update the asset improvement plan, which shall include, at a minimum, the carrying value of the loan or other asset, changes in the nature and value of supporting collateral, and a copy of the Bank's current internal watch list.

ALLOWANCE FOR LOAN AND LEASE LOSSES

         8. The Bank shall maintain, through charges to current operating income, an adequate valuation reserve for loan losses. The adequacy of the reserve shall be determined in light of the volume of criticized loans the current level of past due and non-performing loans, past loan loss experience, evaluation of the probable losses in the Bank's loan portfolio, including the potential for the existence of unidentified losses in loans adversely classified, the imprecision of loss estimates, the requirements of the Interagency Policy Statements on the Allowance for Loan and Lease Losses, dated December 21, 1993 and July 2, 2001, and examiners' criticisms noted in the Report of Examination. Within 60 days of this Agreement, the Bank shall submit a description of the reserve methodology to the Reserve Bank and the Division. Thereafter, at a minimum on a calendar quarterly basis the Bank shall conduct an


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assessment of its loan loss reserve and, within 30 days of the end of each calendar quarter, shall submit to the Reserve Bank and the Division the quarterly assessment, including the methodology used in determining the amount of loan loss reserve for that quarter. The Bank shall maintain for subsequent supervisory review documentation to support the methodology used for each quarterly assessment.


INTERNAL CONTROL PROCEDURES

         9. Within 60 days of this Agreement, the Bank shall submit to the Reserve Bank and the Division acceptable written procedures designed to strengthen and maintain the Bank's internal controls. The procedures shall, at a minimum, address, consider, and include:

         (a) Transactions between the Bank and its affiliates to ensure compliance with sections 23A and 23B of the Federal Reserve Act and sections 1109.54 and 1109.55 of the Ohio Revised Code; and

         (b)      compliance with applicable state lending limits set forth in section 1109.22 of the Ohio Revised Code and section 1301:1-3-01 of the Ohio Administrative Code.

APPROVAL ORDER

        10. Within 90 days of this Agreement, the Bank shall limit the activities of its operating subsidiary Rurban Mortgage Company to activities the Division has approved for the operating subsidiary or divest of any assets inconsistent with the Approval order issued by the Division, dated October 4, 1997.

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CONTINGENCY LIQUIDITY PLAN

     11. Within 90 days of this Agreement, the Bank shall submit to the Reserve Bank and the Division an acceptable contingency funding plan to identify potential liquidity funding sources.

COMPLIANCE WITH LAWS AND REGULATIONS

     12. The Bank shall immediately take all necessary steps consistent with sound banking practices to correct all violations of laws and regulations set forth in the Report of Examination. In addition, the Bank's board of directors shall take necessary steps to ensure the Bank's future compliance with all applicable laws and regulations.

DIVIDENDS

     13. (a) Rurban and the Bank shall not declare or pay any dividends without the prior written approval of the Reserve Bank, the Director of the Division of Banking Supervision and Regulation of the Board of Governors, and the Division. All requests for prior approval shall be received by the Reserve Bank and the Division at least 30 days prior to the proposed dividend declaration date and shall contain, but not be limited to, current and projected information on consolidated earnings, and cash flow, capital, asset quality, and loan loss reserve needs of the Bank.

          (b) Rurban shall not take dividends or any other form of payment representing a reduction in capital from the Bank without the prior written approval of the Reserve Bank and the Division.


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DEBT AND STOCK REDEMPTION

     14. (a) Rurban shall not, directly or indirectly, incur any debt without the prior written approval of the Reserve Bank and the Division. All requests for prior written approval shall contain, but not be limited to, a statement regarding the purpose of the debt, the terms of the debt, and the planned source(s) for debt repayment, and an analysis of the cash flow resources available to meet such debt repayment.

          (b) Rurban shall not redeem any stock without the prior written approval of the Reserve Bank and the Division.

BUSINESS PLAN

     15. (a) Within 90 days of this Agreement, Rurban and the Bank shall submit to the Reserve Bank and Division a joint written business plan and budget for the remainder of 2002, which shall, at a minimum, provide for or describe:

          (i) The major areas in and means by which Rurban and the Bank will improve operating performance;

          (ii) financial performance objectives, including plans for asset growth, earnings, liquidity, and capital supported by detailed quarterly and annual pro forma financial statements, including projected budgets, balance sheets, and income statements;

          (iii) a description of the operating assumptions that form the basis for, and adequately support, major projected income and expense components, including the compensation level and bonuses of senior officers and directors, Rurban's and the Bank's deferred tax


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                position, and provisions needed to establish and maintain
                adequate loan loss reserves; and

          (iv) a budget review process incorporating the use of pro forma income statements in the analysis of budgeted versus actual income and expenses.

          (b) A business plan and budget for each calendar year subsequent to 2002 shall be submitted to the Reserve Bank and the Division at least one month prior to the beginning of that calendar year.

COMPLIANCE WITH AGREEMENT

     16. Within 15 days of this Agreement, the boards of directors of Rurban and the Bank shall appoint a joint committee (the "Compliance Committee") to monitor and coordinate Rurban's and the Bank's compliance with the provisions of this Agreement. The Compliance Committee shall be comprised of three or more outside directors who are not executive officers or principal shareholders of Rurban or the Bank, as defined in section 215.2(e)(1) of Regulation O of the Board of Governors (12 C.F.R. 215.2(3)) and Ohio Administrative Code section 1301:1-3-04(A)(6). At a minimum, the Compliance Committee shall keep detailed minutes of each meeting, and shall report its findings to the board of directors on a monthly basis.

          (b) Within 30 days after the end of each calendar quarter (September 30, December 31, March 31, and June 30) following the date of this Agreement, the boards of directors of Rurban and the Bank shall submit to the Reserve Bank and the Division written progress reports detailing the form and manner of all actions taken to secure compliance with


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this Agreement and the results thereof. Such reports may be discontinued when the corrections required by this Agreement have been accomplished and the Reserve Bank and the Division have, in writing, released the Rurban and the Bank from making further reports.

APPROVAL OF PLANS, POLICIES, AND PROCEDURES

     17. The written plans, policies, and procedures and the identification of the independent consultant required by paragraphs 1, 3, 6, 7, 9, and 11 of the Agreement shall be submitted to the Reserve Bank and the Division for review and approval. Acceptable plans, policies, and procedures shall be submitted within the time periods set forth in the Agreement and an acceptable independent consultant shall be retained within the time period set forth in paragraph 1 of the Agreement. The Bank shall adopt the approved plans, policies, and procedures within 10 days of approval by the Reserve Bank and the Division and then shall fully comply with them. During the term of this Agreement, the approved plans, policies, and procedures shall not be amended or rescinded without the prior written approval of the Reserve Bank and the Division.

COMMUNICATIONS

     18.  All communications regarding this Agreement shall be sent to:

               (a)  R. Chris Moore
                    Senior Vice President
                    Federal Reserve Bank of Cleveland
                    East 6th & Superior
                    Cleveland, Ohio 44101-1387


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               (b)  F. Scott O'Donnell
                    Superintendent of Financial Institutions
                    Ohio Division of Financial Institutions
                    7 South High Street, 21st Floor
                    Columbus, Ohio 43266-0121

               (c)  Richard Burrows
                    Chief Executive Officer
                    Rurban Financial Corp.
                    401 Clinton Street
                    Defiance, Ohio 43512

     19. Notwithstanding any provision of this Agreement to the Contrary, the Reserve Bank and the Division may, in their sole discretion, grant written extensions of time to Rurban and the Bank to comply with any provision of this Agreement.

     20. The provisions of this Agreement shall be binding upon Rurban, the Bank, and all of their institution-affiliated parties and regulated persons, in their capacities as such, and their successors and assigns.

     21. Each provision of this Agreement shall remain effective and enforceable until stayed, modified, terminated or suspended by the Reserve Bank and the Division.

     22. The provisions of this Agreement shall not bar, estop, or otherwise prevent the Board of Governors, the Reserve Bank, or the Division, or any other federal or state agency from taking any other action affection Rurban or the Bank or any of their current or former institution-affiliated parties or regulated persons and their successors and assigns.





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     23.  This Agreement is a "written agreement" for the purposes of, and is enforceable by the Board of Governors as an order issued under, section 8 of the FDI Act (12 U.S.C. 1818).

     24. This Agreement is a "written agreement" under sections 1121.32(A), 1121.33(A)(1)(a)(iv), and 1121.35(B) of the Ohio Revised Code. Violation of a written agreement is grounds for the Division to pursue a cease and desist order, civil money penalties, and/or the removal of any regulated person.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the 5 day of July 2002.

Rurban Financial Corp.                  Federal Reserve Bank of Cleveland

By: /s/ Steven D. VanDemark             By: /s/ R. Chris Moore
    -----------------------------           -----------------------------
     Steven D. VanDemark                    R. Chris Moore
     Chairman                               Senior Vice President



The State Bank and Trust Company        Ohio Division of Financial Institutions

By: /s/ Steven D. VanDemark             By: /s/ F. Scott O'Donnell
    -----------------------------           -----------------------------
    Steven D. VanDemark                     F. Scott O'Donnell
    Chairman                                Superintendent of Financial
                                            Institutions




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